UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 3, 2018

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On October 4, 2018, International Flavors & Fragrances Inc. (“IFF”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed its previously announced acquisition of Frutarom Industries Ltd., a company organized under the laws of the State of Israel (“Frutarom”). This Form 8-K/A amends the Initial 8-K to provide the historical audited and unaudited financial statements of Frutarom and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to provide the number of shares of IFF’s common stock, par value $0.125 per share (“IFF Common Stock”), outstanding after the completion of the acquisition of Frutarom and should be read in conjunction with the Initial 8-K.

Item 8.01. Other Events

As of October 5, 2018, following the completion of the acquisition of Frutarom, there were 106,653,807 shares of IFF Common Stock outstanding.

In addition, as previously reported, IFF issued and sold 16,500,000 of its 6.00% Tangible Equity Units (the “Units”) on September 17, 2018 (the “Units Offering”). Each Unit is comprised of (i) a prepaid stock purchase contract issued by IFF (each, a “Purchase Contract”) and (ii) a senior amortizing note due September 15, 2021 issued by IFF. Unless previously settled or redeemed, all outstanding Purchase Contracts will mandatorily settle on September 15, 2021. At closing of the Units Offering on September 17, 2018, and assuming no anti-dilution adjustments, there were a maximum of 6,334,350 shares of IFF Common Stock issuable upon redemption or settlement of the Purchase Contracts. For more information regarding the Units Offering, please see IFF’s Current Report on Form 8-K filed on September 17, 2018.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The historical audited consolidated statement of financial position as of December 31, 2017 and 2016 and the consolidated income statement and statement of comprehensive income, consolidated statement of changes in shareholders’ equity and consolidated statements of cash flows for the years ended December 31, 2017, 2016 and 2015 of Frutarom, together with the notes thereto and the independent auditor’s report thereon, were filed as Exhibit 99.1 to IFF’s Current Report on Form 8-K on August 3, 2018 and are incorporated herein by reference.

The historical unaudited condensed consolidated statement of financial position as of June 30, 2018 and 2017 and the condensed consolidated income statement, condensed consolidated statement of comprehensive income, condensed consolidated statement of changes in shareholders’ equity and condensed consolidated statement of cash flows for the six and three month periods ended June 30, 2018 and 2017 of Frutarom, together with the notes thereto, were filed as Exhibit 99.1 to IFF’s Current Report on Form 8-K on September 10, 2018 and are incorporated herein by reference.

(b) Pro forma financial information

The following unaudited pro forma condensed combined financial information is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

•	Unaudited pro forma condensed combined balance sheet as of June 30, 2018;

•	Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2018;

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017; and

•	Notes to the unaudited pro forma condensed combined financial information.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Audited consolidated statement of financial position as of December 31, 2017 and 2016 and consolidated income statement and statement of comprehensive income, consolidated statement of changes in shareholders’ equity and consolidated statements of cash flows for the years ended December 31, 2017, 2016 and 2015 of Frutarom Industries Ltd., together with the notes thereto and the independent auditor’s report thereon (incorporated by reference to Exhibit 99.1 to IFF’s Current Report on Form 8-K filed with the SEC on August 3, 2018).

99.2	Unaudited condensed consolidated statement of financial position as of June 30, 2018 and 2017 and condensed consolidated income statement, condensed consolidated statement of comprehensive income, condensed consolidated statement of changes in shareholders’ equity and condensed consolidated statement of cash flows for the six and three month periods ended June 30, 2018 and 2017 of Frutarom Industries Ltd., together with the notes thereto (incorporated by reference to Exhibit 99.1 to IFF’s Current Report on Form 8-K filed with the SEC on September 10, 2018).

99.3	Unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

Date: October 11, 2018	By:	/s/ Robert G. Anderson
		Name:	Robert G. Anderson
		Title:	Senior Vice President and Controller